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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 22, 2004


                               CASH SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

       0-18317                                                   87-0398535
(Commission File Number)                                       (IRS Employer
                                                             Identification No.)

                       3201 WEST COUNTY ROAD 42, SUITE 106
                           BURNSVILLE, MINNESOTA 55306
               (Address of Principal Executive Offices) (Zip Code)

                                 (952) 895-8399
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

EXECUTIVE EMPLOYMENT AGREEMENT WITH MR. RUMBOLZ

         On December 22, 2004, the Company entered into an Executive Employment Agreement with Michael Rumbolz to be effective January 1, 2005, pursuant to which Mr. Rumbolz will serve as the Company's Chief Executive Officer. Under the terms of the Employment Agreement, Mr. Rumbolz will receive an annual base salary of $350,000 and is entitled to an annual bonus (based on achievement of performance criteria) and other usual benefits.

         Mr. Rumbolz was granted stock options to purchase up to 300,000 shares of the Company's common stock at the "fair market value" of such stock on December 22, 2004. The stock options have ten year term and vest over two years. The Employment Agreement is for a term of two years, subject to renewal. A copy of Mr. Rumbolz's Employment Agreement is filed as Exhibit 10.1 to this Current Report and incorporated by reference herein.

EXECUTIVE EMPLOYMENT AGREEMENT WITH MR. POTTS

         On December 22, 2004, the Company entered into an Executive Employment Agreement with Craig Potts to be effective January 1, 2005, pursuant to which Mr. Potts resigned as the Company's President and Chief Executive Officer and will continue as a part-time employee focusing on sales and business development. Under the terms of the Employment Agreement, Mr. Potts will receive an annual base salary of $150,000 and is eligible to receive commissions and bonuses under the Company's commission and bonus programs, and other usual benefits. The Employment Agreement is for a term of one year, subject to renewal. A copy of Mr. Pott's Employment Agreement is filed as Exhibit 10.2 to this Current Report and incorporated by reference herein.


ITEM 5.01     CHANGE IN CONTROL

         See Item 8.01 for description of the stock sale by Craig and Kristin Potts.


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         (b) The information provided in Item 5.02(c) is incorporated herein by reference.

         (c) On December 23, 2004, the Company issued a press release announcing the appointment of Michael D. Rumbolz as Chief Executive Officer, effective January 1, 2005, and the resignation by Craig Potts as President and Chief Executive Officer, effective January 1, 2005. Mr. Potts will continue as a part-time employee of the Company focusing on sales and business development opportunities. There are no transactions, or proposed transactions, during the last two years to which the Company was or is to be a party, in which Mr. Rumbolz has a direct or indirect material interest. The Company has entered into an employment agreement with each of Mr. Rumbolz and Mr. Potts. The terms of the Employment Agreements are described in this Current Report under Item 1.01 above and copies are attached as Exhibits 10.1 and 10.2, respectively, hereto.


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         The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.

ITEM 8.01.  OTHER EVENTS.

AFFILIATE STOCK SALE

         On December 23, 2004, the Company issued a press release announcing that its Chief Executive Officer, Craig Potts, and his spouse (the "Selling Shareholders") have sold approximately 6.6 million shares of Company common stock (the "Shares"), constituting approximately 40% of the Company's outstanding common stock, via a private offering to institutional investors and other qualified investors (collectively, the "Investors") at a price of $6.42 per share. No Investor purchased 10% or more of the outstanding shares of the Company's common stock. The Company did not receive any proceeds from the transaction. In connection with the transaction, the Company entered into a Registration Rights Agreement with the Selling Shareholders and the Investors pursuant to which the Company will, at the Selling Shareholders' expense, will file a Registration Statement on Form S-3 under the Securities Act covering the Investors' resale of the Shares. The full text of the press release is set forth in Exhibit 99.2 attached hereto and is incorporated in this Current Report as if fully set forth herein.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Financial statements:  None.

         (b)   Pro forma financial information:  None.

         (c)   Exhibits:

               10.1   Executive Employment Agreement of Michael Rumbolz

               10.2   Executive Employment Agreement of Craig Potts

               99.1 Press Release dated December 23, 2004 relating to Appointment of CEO

               99.2 Press Release dated December 23, 2004 relating to the Affiliate Stock Sale




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 29, 2004
                                                  CASH SYSTEMS, INC.



                                                  By /s/ Christopher Larson
                                                     ---------------------------
                                                     Christopher Larson
                                                     Chief Financial Officer


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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  EXHIBIT INDEX
                                       TO
                                    FORM 8-K

                               CASH SYSTEMS, INC.

Date of Report:                                             Commission File No.:
December 22, 2004                                                        0-18317

EXHIBIT NO.                ITEM
-----------                ----
10.1             Executive Employment Agreement of Michael D. Rumbolz

10.2             Executive Employment Agreement of Craig Potts

99.1 Press Release dated December 23, 2004 relating to Appointment of CEO

99.2             Press Release dated December 23, 2004 relating to the Affiliate
                 Stock Sale